SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 13, 2007
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)


New Jersey                           0-50467                    52-2413926
--------------------------------------------------------------------------------
(State or other jurisdiction        (File No.)                (IRS Employer
of incorporation)                                         Identification Number)


310 North Avenue East, Cranford, New Jersey                       07016
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 8.01 Other Events

         On August 13, 2007, the Registrant issued a press release to announce that the FDIC had approved the prospective merger of the Company's subsidiary, Synergy Bank, with and into New York Community Bank, the savings bank subsidiary of New York Community Bancorp, Inc. The merger of the banks is expected to be completed immediately following the proposed acquisition of the Company by New York Community Bancorp, Inc. A copy of the press release announcing the approval is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits:

                  Press Release dated August 13, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SYNERGY FINANCIAL GROUP, INC.



Date: August 13, 2007                       By: /s/Kevin A. Wenthen
                                                --------------------------------
                                                Kevin A. Wenthen
                                                Senior Vice President
                                                and Chief Administrative Officer